UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2024

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

August 2024 Dividends

On August 31, 2024, ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), declared dividends in the amount of $0.1449 per share for each class of its outstanding common shares of beneficial interest (“Common Shares”). The dividends for each class of Common Shares were payable to shareholders of record immediately following the close of business on August 31, 2024 and will be paid in cash or reinvested in the Company’s Common Shares through the Company’s Dividend Reinvestment and Direct Share Purchase Plan (“DRIP”) on or around September 15, 2024.

Status of Private Offering

The Company is currently conducting a private placement offering on a continuous basis of up to $2.165 billion of Common Shares (the “Private Offering”). Pursuant to the Private Offering, the Company is offering its Class I, Class A, Class ER, and Class S Common Shares. As of August 31, 2024, the Company has issued an aggregate of 17,139,540 Common Shares in the Private Offering for total consideration of $466.4 million. Of these issued Common Shares, 5,892,394 Class I Common Shares, 10,225,198 Class A Common Shares, and 24,244 Class ER Common Shares remained outstanding as of August 31, 2024. The following table lists the Common Shares issued and total consideration received to date in the Private Offering for each class of Common Shares as of August 31, 2024:

	Common Shares	Total
Share Class	Issued	Consideration
Class I	6,539,980	$171,651,000
Class A	10,575,316	294,078,000
Class ER	24,244	702,000
Class S	-	-
Total for Private Offering	17,139,540	$466,431,000

Dividend Reinvestment and Direct Share Purchase Plan

For the August 31, 2024 declared dividends described above, holders of Common Shares and holders of Class I OP Units of the Operating Partnership have elected 10.8% of the aggregate declared dividends on Common Shares and distributions on Class I OP Units to be reinvested back into the Company’s Common Shares based on elections by the individual shareholders and unitholders pursuant to the DRIP. These distributions will be reinvested in the Company’s Common Shares on or around September 15, 2024.

The following table lists the Common Shares issued and total dividends reinvested as of August 31, 2024 under the DRIP for each class of Common Shares:

	Common Shares		Total
Share Class	Issued		Reinvestment
Class I	60,970	(a)	$1,635,000	(a)
Class A	66,720		1,789,000
Class ER	-		-
Class S	-		-
Total	127,690		$3,424,000

(a)
Includes the issuance of 16,476 Class I Common Shares totaling $442,000 in connection with OP Unitholder distributions being reinvested back into the Company’s Class I Common Shares based on OP Unitholders’ election.

The DRIP generally permits shareholders of the Company to elect to have some or all of their cash dividends in respect of the shareholder’s Common Shares to be automatically reinvested in additional Common Shares. Any cash dividends attributable to Class I Common Shares or Class A Common Shares owned by participants in the DRIP will be reinvested in the same respective class of Common Shares on behalf of the participant on the business day such dividends would have been paid to such investor. Any cash dividends attributable to Class ER Common Shares owned by participants in the DRIP will be reinvested in Class I Common Shares on behalf of the participant on the business day such dividends would have been paid to such investor. In addition, holders of the Class I and Class A OP Units may elect to reinvest their cash distributions from the Operating Partnership and make optional cash purchases of our Class I Common Shares.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our Common Shares or other securities convertible into our Common Shares, or the perception thereof, could cause the value of our Common Shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104*	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* The above exhibits are being furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	September 12, 2024	By:	/s/ David Fisher
David Fisher Executive Managing Principal